UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2013

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of principal executive offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2013, the Board of Directors (the “Board”) of PepsiCo, Inc. (the “Company”) approved amendments to the Company’s By-Laws (as amended, the “By-Laws”). The amendments, which were effective upon adoption by the Board, provide flexibility in setting the date, time and place of the annual meeting of shareholders, and include certain changes to conform to the North Carolina Business Corporation Act and other conforming and clarifying changes (Sections 2.1 through 2.8, 3.5, 3.9, 5.8, 6.5, 8.3 and 9.4).

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.2	By-Laws of PepsiCo, Inc., as amended, effective as of November 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2013	PEPSICO, INC.

	By:	/s/ Kelly Mahon Tullier
	Name:	Kelly Mahon Tullier
	Title:	Senior Vice President,
Deputy General Counsel

INDEX TO EXHIBITS

3.2	By-Laws of PepsiCo, Inc., as amended, effective as of November 22, 2013.